Exhibit 21.1

DIVERSIFIED RESTAURANT HOLDINGS, INC. LIST OF SUBSIDIARIES

Legal Entity	State Organized	Purpose of Company	Ownership Structure
Diversified Restaurant Holdings, Inc.	Nevada	Parent Company	Public Entity: DFRH (OTCQB)
(Parent Company)
Diversified Restaurant Holdings, Inc. Subsidiaries:
AMC Group, Inc.	Michigan	Management	Diversified Restaurant Holdings, Inc.
Company
AMC Wings, Inc.	Michigan	Owns all BWW	Diversified Restaurant Holdings, Inc.
d/b/a Buffalo Wild Wings Grill & Bar		restaurants
AMC Burgers, Inc.	Michigan	Owns all BDs	Diversified Restaurant Holdings, Inc.
d/b/a Bagger Dave's Legendary Burger Tavern		restaurants
AMC Burgers, Inc. Subsidiaries:
Bagger Dave's Franchising Corporation	Michigan	BD's Franchising	AMC Burgers, Inc.
Berkley Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Ann Arbor Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Troy Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Brighton Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
East Lansing Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Cascade Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Grandville Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Holland Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Traverse City Burgers, Inc.	Michigan	BDs restaurant Under Development	AMC Burgers, Inc.
Bloomfield Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Shelby Township Burgers, Inc.	Michigan	BDs restaurant	AMC Burgers, Inc.
Chesterfield Township Burgers, Inc.	Michigan	BDs restaurant Under Development	AMC Burgers, Inc.
Detroit Burgers, Inc.	Michigan	BDs restaurant Under Development	AMC Burgers, Inc.
Grand Rapids Burgers, Inc.	Michigan	BDs restaurant Under Development	AMC Burgers, Inc.
Bagley Burgers, Inc.	Michigan	BDs restaurant Under Development	AMC Burgers, Inc.
Indy/Michigan Road Inc.	Indiana	BDs restaurant	AMC Burgers, Inc.
Avon Burgers, Inc.	Indiana	BDs restaurant Under Development	AMC Burgers, Inc.
Westfield Burgers, Inc.	Indiana	BDs restaurant Under Development	AMC Burgers, Inc.
Greenwood Burgers, Inc.	Indiana	BDs restaurant Under Development	AMC Burgers, Inc.
AMC Wings, Inc. Subsidiaries:
Flyer Enterprises, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
Anker, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
TMA Enterprises of Novi, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
Bearcat Enterprises, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
TMA Enterprises of Ferndale, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Warren, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.

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Legal Entity	State Organized	Purpose of Company	Ownership Structure

AMC Wings, Inc. Subsidiaries: (continued)
AMC Grand Blanc, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Petoskey, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Troy, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Flint, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Port Huron, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Chesterfield, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Marquette, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Traverse City, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Detroit, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Sault Ste. Marie, Inc.	Michigan	BWW Restaurant Under Development	AMC Wings, Inc.
AMC Lapeer, Inc.	Michigan	BWW Restaurant Under Development	AMC Wings, Inc.
AMC Bagley, Inc.	Michigan	BWW Restaurant Under Development	AMC Wings, Inc.
MCA Enterprises Brandon, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
Buckeye Group, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.
Buckeye Group II, LLC	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC North Port, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Riverview, Inc.	Michigan	BWW Restaurant	AMC Wings, Inc.
AMC Ft. Myers, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Lakeland, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Sarasota, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Largo, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Ybor, Inc.	Florida	BWW Restaurant	AMC Wings, Inc.
AMC Calumet City, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Homewood, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Lansing, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Lincoln Park, Inc.	Illinois	BWW Restaurant	AMC Wings, Inc.
AMC Chicago, Inc.	Illinois	BWW Restaurant Under Development	AMC Wings, Inc.
AMC Crown Point, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Hobart, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Schererville, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Valparaiso, Inc.	Indiana	BWW Restaurant	AMC Wings, Inc.
AMC Hammond, Inc.	Indiana	BWW Restaurant Under Development	AMC Wings, Inc.

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